UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 24, 2026

KOSMOS ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane
Dallas,	Texas	75231
(Address of Principal Executive Offices)		(Zip Code)

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 par value	KOS	New York Stock Exchange
London Stock Exchange

Registrant’s telephone number, including area code: +1 214 445 9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2026, Kosmos Energy Operating (“KEO”), a wholly-owned subsidiary of Kosmos Energy Ltd. (“Kosmos” or the “Company”), and Panoro Energy Block G Limited (the “Purchaser”), a wholly-owned subsidiary of Panoro Energy ASA, entered into a Share Sale and Purchase Agreement (the “SPA”) for the sale of all of the shares of KEO’s wholly-owned subsidiary, Kosmos International Petroleum, Inc., which indirectly holds a 40.375% participating interest in the Ceiba Field and Okume Complex production assets located in Block G offshore Equatorial Guinea, for upfront cash consideration of $180 million, subject to certain adjustments, and future contingent consideration of up to $39.5 million, comprising $12.5 million linked to production performance at the Ceiba field and $9 million payable in each of 2027, 2028 and 2029, which are subject to certain oil price and production thresholds. The transaction has received approval from the Government of Equatorial Guinea, and completion only remains subject to CEMAC customary approval.

The foregoing description of the SPA is not complete and is qualified in its entirety by reference to the text of the SPA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

Item 7.01	Regulation FD Disclosure.

On February 24, 2026, the Company issued a news release announcing the entry into the SPA. A copy of the news release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

99.1 News Release dated February 24, 2026 announcing the sale of Equatorial Guinea production assets to Panoro Energy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026

KOSMOS ENERGY LTD.

By:	/s/ Neal D. Shah
Neal D. Shah
Senior Vice President and Chief Financial Officer

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